                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the apprporiate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                 --------------------------------------------

                       ADVANTAGE MARKETING SYSTEMS, INC.

                 --------------------------------------------
                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

ADVANTAGE MARKETING SYSTEMS, INC.
                                         2601 Northwest Expressway, Suite 1210W
                                         Oklahoma City, Oklahoma  73112
                                         Telephone:  (405) 842-0131

--------------------------------------------------------------------------------

                           NOTICE OF ANNUAL MEETING


TO THE SHAREHOLDERS:

     The Annual Meeting of the Shareholders of Advantage Marketing Systems, Inc., an Oklahoma corporation (the "Company"), will be held at the Medallion Hotel, One North Broadway (Corner of Broadway and Main), in downtown Oklahoma City, Oklahoma, on August 14, 1997, commencing at 4:00 p.m., Central Daylight-Savings Time, and thereafter as it may be adjourned from time to time, for the following purposes:

1. To elect two directors of the Company to hold office until the 2000 annual meeting of shareholders and until his successor shall have been duly elected and qualified;

2. To consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditor of the Company for 1997; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Holders of record of Common Stock at the close of business on June 30, 1997, are entitled to notice of and to vote at the meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The accompanying Proxy Statement contains information regarding the matters to be considered at the Annual Meeting. Copies of this Notice and the accompanying Proxy Statement were first mailed to Shareholders on or about July 11, 1997. For reasons outlined in the attached Proxy Statement, the Board of Directors recommends a vote "FOR" the matters being voted upon.

     YOUR ATTENDANCE OR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE AND RETURN THE ENCLOSED PROXY, USING THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE ANNUAL MEETING, MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS:

                                    /s/ ROGER P. BARESEL

                                    Roger P. Baresel, Corporate Secretary
Oklahoma City, Oklahoma
July 11, 1997

                                PROXY STATEMENT

                           ------------------------

                       ADVANTAGE MARKETING SYSTEMS, INC.
                    2601 NORTHWEST EXPRESSWAY, SUITE 1210W
                         OKLAHOMA CITY, OKLAHOMA 73112
                                (405) 842-0131

                           ------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 14, 1997


                    SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished to the shareholders of Advantage Marketing Systems, Inc. (the "Company") in connection with an Annual Meeting (the "Annual Meeting") of the holders of the Common Stock of the Company (the "Shareholders") to be held at 4:00 p.m., Central Daylight-Savings Time, on August 14, 1997, at the Medallion Hotel, One North Broadway (Corner of Broadway and Main), in Oklahoma City, Oklahoma, and any adjournment thereof. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy were first mailed on or about July 11, 1997, to Shareholders of record on June 30, 1997.

     If the accompanying Proxy is properly executed and returned, the shares of Common Stock represented by the Proxy will be voted at the Annual Meeting. If a Shareholder indicates in his, her or its Proxy a choice with respect to any matter to be acted upon, that Shareholder's shares will be voted in accordance with such choice. If no choice is indicated, such shares will be voted "FOR" the election of the nominees for director listed below and the ratification of the appointment of the independent auditor. The Shareholders will also consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting, other than matters described in this Proxy Statement. A Shareholder giving a Proxy may revoke it by giving written notice of revocation to the Secretary of the Company at any time before the Proxy is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Secretary of the Company prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person.

     Neither the corporate laws of the state of Oklahoma, the state in which the Company is currently incorporated, nor the Company's Certificate of Incorporation or Bylaws have any provisions regarding the treatment of abstentions and broker non-votes. It is the Company's policy (i) to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting, (ii) to treat abstentions as votes not cast but to treat them as shares represented at the Annual Meeting for determining results on actions requiring a majority vote, and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

     The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy will be borne by the Company, which are estimated to be $2,000. Such expenses will also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by the Board of Directors or employees of the Company who will not be additionally compensated therefor, but who may be reimbursed for their out-of-pocket expenses in connection therewith.


                         SHAREHOLDERS ENTITLED TO VOTE

     The Shareholders entitled to vote at the Annual Meeting are the holders of record, at the close of business on June 30, 1997 (the "Record Date"), of the 2,680,081 shares of Common Stock then outstanding. Each holder of a share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter presented at the Annual Meeting for each share held. The Company's officers and directors own a total of 374,133 shares, or 13.96 percent of the issued and outstanding Common Stock, and intend to vote all of such shares in favor of the matters to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding at the Annual Meeting will constitute a quorum for the transaction of business. All matters to be brought before the Annual Meeting will require the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person and by proxy and entitled to vote.
Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company.

     THIS PROXY STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

GENERAL

     The following table presents certain information as to the beneficial ownership of the Common Stock as of June 30, 1997 by (i) the only persons known by the Company to own beneficially more than five percent thereof, (ii) each Director and nominee for Director of the Company, (iii) the executive officers of the Company, and (iv) the Executive Officers and Directors as a group, together with their percentage holdings of the outstanding shares. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated. For purposes of the following table, the number of shares and percent of ownership of outstanding Common Stock that the named person beneficially owned includes shares of Common Stock that such person has the right to acquire within 60 days of June 30, 1997, which are deemed to be outstanding, but which are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding Common Stock of any other named person.



                                            SHARES      PERCENT OF
NAME AND ADDRESS OF                      BENEFICIALLY   OUTSTANDING
 BENEFICIAL OWNER                            OWNED        SHARES
-------------------                      ------------   -----------
John W. Hail(1)(2)...................       390,434       13.8%

Curtis H. Wilson, Sr.(1)(3)..........       272,603        9.3%

Robert and Retha Nance(4)............       195,699        7.2%

Roger P. Baresel(1)(5)...............       167,328        5.9%

Harland C. Stonecipher(6)............        80,768        3.0%

R. Terren Dunlap(1)(7)...............        37,500        1.4%

Executive Officers and
   Directors as a group
   (five persons)(2)(3)(5)(6)(7)(8)..       948,633       29.1%

------------

(1) A Director or an executive officer of the Company, with a business address of 2601 Northwest Expressway, Suite 1210W, Oklahoma City, Oklahoma 73112.

(2) The shares and percent include 150,000 shares of Common Stock that are subject to currently exercisable stock options held by Mr. Hail.

(3) The shares and percent include 250,000 shares of Common Stock that are subject to currently exercisable stock options held by Mr. Wilson and 5,538 shares of outstanding Common Stock held by Ruth Wilson, wife of Mr. Wilson, and with respect to which Mr. Wilson disclaims any beneficial interest.

(4) Mr. and Mrs. Nance are husband and wife and their business address is Post Office Box 405, Wheatland, Oklahoma 73097. The shares and percent include
     (i) 9,625 shares of outstanding Common Stock held by Mr. Nance, (ii) 37,750 shares of outstanding Common Stock owned by Mrs. Nance, (iii) 93,841 shares of outstanding Common Stock owned jointly by Mr. and Mrs. Nance, and (iv) 54,483 shares of Common Stock that are subject to currently exercisable stock options granted to and held by Mr. Nance.

(5) The shares consist of and each percent is based upon (i) 9,500 shares of outstanding Common Stock jointly held by Mr. Baresel and his wife, Judith
     A. Baresel, (ii) 2,000 shares of Common Stock subject to currently exercisable 1997-A Warrants jointly held by Mr. and Mrs. Baresel, (iii) 35,000 shares of Common Stock that are subject to currently exercisable stock options held by Mr. Baresel, and (i) 20,828 shares of outstanding Common Stock held by Mrs. Baresel, (ii) 87,500 shares of Common Stock that are subject to currently exercisable stock options held by Mrs. Baresel, and (iii) 12,500 shares of Common Stock that are subject to currently exercisable stock options held by Mrs. Baresel as the custodian for the benefit of the children of Mr. and Mrs. Baresel, and with respect to which Mr. Baresel disclaims any beneficial interest.

(6) Mr. Stonecipher is a Director of the Company with a business address of 321 East Main Street, Ada, Oklahoma 74820, and Chairman of the Board and Chief Executive Officer of Pre-Paid Legal Services, Inc. The shares consist of and each percent is based upon 80,768 shares of outstanding Common Stock held by Pre-Paid Legal Services, Inc. which may be deemed to be beneficially owned by Mr. Stonecipher.

(7) The shares consist of and each percent is based upon 37,500 shares of Common Stock which are subject to a currently exercisable stock options held by Mr. Dunlap.

(8) The number of shares and each percent includes 574,500 shares of Common Stock that are issuable upon exercise of stock options and warrants held by the executive officers and directors as a group.



                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors of the Company (the "Board of Directors") shall consist of not less than one nor more than twelve directors, as determined from time to time by resolution of the Board of Directors. The number of directors is currently fixed at five. Pursuant to the terms of the Company's Bylaws, the directors are divided into three classes. Class I Directors hold office for a term expiring at the annual meeting of shareholders to be held in 1999, Class II Directors hold office for a term expiring at the annual meeting of shareholders to be held in 1997, and Class III Directors hold office for a term expiring at the annual meeting of shareholders to be held in 1998. Each director will hold office for the term to which he is elected and until his successor is duly elected and qualified. Mr. Stonecipher is serving as a Class I Director under a term expiring in 1999, Messrs. Wilson and Dunlap are serving as Class II Directors under terms expiring in 1997, and Messrs. Hail and Baresel are serving as Class III Directors under terms expiring in 1998. At each annual meeting of the shareholders of the Company, the successor to a member of the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of his election.

     The Board of Directors has nominated Curtis H. Wilson, Sr. and R. Terren Dunlap for re-election as a director for a term ending in 2000 and until his successor shall have been duly elected and qualified. The persons named as proxies in the accompanying Proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in the Proxy, for the election of Messrs. Wilson and Dunlap. Should any nominee named herein become unable for any reason to stand for election as a director of the Company, it is intended that the persons named in the Proxy will vote for the election of such other person as the Board of

Directors may recommend. The Company knows of no reason why either nominee will be unavailable or unable to serve.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote, is required for the election of a director. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the vote of a majority of the shares present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF MESSRS. WILSON AND DUNLAP TO THE BOARD OF DIRECTORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE.

INFORMATION ABOUT EACH DIRECTOR OF ADVANTAGE MARKETING SYSTEMS, INC.

     John W. Hail, age 66, is the founder of Advantage Marketing Systems, Inc. and has served as its Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception in June, 1988. During 1987 and through May 1988, Mr. Hail served as Executive Vice President, Director and Agency Director of Pre-Paid Legal Services, Inc., a public company engaged in the sale of legal services contracts, and also served as Chairman of the Board of directors of TVC Marketing, Inc., the exclusive marketing agent of Pre-Paid Legal Services, Inc.

     Curtis H. Wilson, Sr., age 71, has served as Vice-Chairman of the Board of Directors of the Company since June 1988. From January 1984 to June 1988, Mr. Wilson was Executive Vice President of TVC Marketing, Inc.

     Roger P. Baresel, age 41, has served as Vice President, Chief Financial Officer and a Director of the Company since June 1995, and in July 1995, he became President. Mr. Baresel is a Certified Public Accountant and holds a Master of Business Administration. He maintained an accounting practice for ten years, specializing in providing consulting services to small and growing businesses and provided consulting services to the Company from 1988 until joining the Company as a full-time employee in June 1995.

     R. Terren Dunlap, age 52, has served as a Director of the Company since June 1995. He served as Vice President-International Development of the Company from June 1995 through March 1996. Mr. Dunlap is a Director and the co-founder and since 1984 and until March 1994 served as Chief Executive Officer and Chairman of the Board, of Go-Video, Inc., a developer and distributor of consumer electronics products. Mr. Dunlap holds a Juris Doctorate from Ohio Northern University and a Bachelor of Science Degree in Business Administration from Ashland University.

     Harland C. Stonecipher, age 58, has served as a Director of the Company since August 1995. Mr. Stonecipher has been Chairman of the Board and Chief Executive Officer of Pre-Paid Legal Services, Inc. since its inception in 1972.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 1996, the Board of Directors held three meetings. All of the directors were present at all of the meetings. The Board of Directors does not have any standing nominating committee. The only committee that it has is the audit committee established in 1997 consisting of Messrs. Hail, Baresel and Stonecipher.

Nominations of candidates for election as directors of the Company may be made at a meeting of Shareholders by or at the direction of the Board of Directors or by any Shareholder entitled to vote at such meeting. The Company's Bylaws provide that the annual meeting of Shareholders will be fixed by the Board of Directors.



                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     Executive Officers of the Company. The following table sets forth certain information relating to compensation paid to or accrued for the named executive for services rendered during the years ended December 31, 1996, 1995 and 1994.

                                                                        LONG-TERM
                                                                      COMPENSATION
                                                                   -------------------
                                      ANNUAL COMPENSATION           AWARD OF OPTIONS
                               ----------------------------------  -------------------
NAME AND PRINCIPAL POSITION    YEAR  SALARY(1)  BONUS   OTHER(2)    NUMBER OF SHARES
-----------------------------  ----  ---------  -----  ----------  -------------------
John W. Hail.................  1996    $ --      $ --  $22,000              --
    Chief Executive Officer    1995      --        --   87,684         375,000(3)
                               1994      --        --   66,026              --

------------------------

(1) Dollar value of base salary (both cash and non-cash) earned during the year.
(2) The Company furnishes the use of an automobile to Mr. Hail, the value of which is not greater than $5,000 annually. During 1996, 1995, and 1994, the Company made non-interest bearing advances to the John Hail Agency, Inc., an affiliate of Mr. Hail, of $22,000, $87,684, and $66,026, respectively.  See "Certain Transactions."
(3) Adjusted to give effect to the one-for-eight reverse stock split on October 29, 1996.


AGGREGATE STOCK OPTION EXERCISE AND YEAR-END OPTION VALUES

     The following table sets forth information related to the number and value of options held by the named executive officer at December 31, 1996 and 1995. During 1996 and 1995, no options to purchase Common Stock were exercised by the named executive officer.

                                                         VALUE OF UNEXERCISED
                          NUMBER OF UNEXERCISED              IN-THE-MONEY
                              OPTIONS AS OF                  OPTIONS AS OF
                       DECEMBER 31, 1996 AND 1995    DECEMBER 31, 1996 AND 1995(1)
                      -----------------------------  -----------------------------
NAME                   EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                      --------------  -------------  -------------  --------------
John W. Hail..  1996      150,000          --             $562,500       $ --
                1995      150,000(2)       --             $600,000       $ --

-------------

(1) The closing highest bid price of the Common Stock as quoted on National Quotation Bureau, Incorporated on December 31, 1996 and 1995, was $5.75 and $6.00, respectively, after giving effect to the one-for-eight reverse stock split on October 29, 1996. The per-share value is calculated based on the applicable closing highest bid price per share, minus the exercise price multiplied by the number of shares of Common Stock underlying the options.
(2) During 1995, Mr. Hail transferred by gift 225,000 exercisable stock options.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive $250 for each Board meeting attended. Directors who are also employees of the Company receive no additional compensation for serving as Directors. The Company reimburses its Directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors. The Company's Bylaws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Oklahoma law.



                                 PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     The Board of Directors has appointed Deloitte & Touche LLP as the independent auditor of the Company for the fiscal year ending December 31, 1997. Deloitte & Touche LLP has been the independent auditor of the Company since 1990, and, prior to its merger with Touche Ross & Co., Deloitte, Haskins & Sells had been the independent auditor of the Company since its inception. A proposal will be presented at the Annual Meeting asking the Shareholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor. If the Shareholders do not ratify the appointment of Deloitte & Touche LLP, the Board of Directors will reconsider the appointment. The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for the adoption of this proposal. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether this proposal has received the vote of a majority of the shares present at the Annual Meeting.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE.



                             CERTAIN TRANSACTIONS



     Set forth below is a description of transactions entered into between the Company and certain of its officers, directors and shareholders during the last two years. Certain of these transactions will continue in effect and may result in conflicts of interest between the Company and such individuals. Although these persons have fiduciary duties to the Company and its shareholders, there can be no assurance that conflicts of interest will always be resolved in favor of the Company.

     John W. Hail, Chief Executive Officer and Chairman of the Board of Directors of the Company, is the sole director and shareholder of the John Hail Agency, Inc. ("JHA"). Pursuant to an unwritten agreement, the Company provided office space, utilities and supplies, as well as an occasional part-time administrative staff person, through June 30, 1996, to JHA for a monthly payment of $1,000 as reimbursement of the Company's costs. In addition, the Company made non-interest bearing advances to JHA of $22,000 and $87,684 during the years ended December 31, 1996 and 1995, respectively. JHA has made repayments of these advances of $6,141 and $67,401 during the fiscal years ended December 31, 1996 and 1995, respectively. During the three months ended March 31, 1997, JHA made repayments of $3,164. At March 31, 1997, JHA was indebted to the Company in the amount of $64,658. Effective June 30, 1996, the Company adopted a policy to not make any further advances to JHA, and JHA executed a promissory note payable to the Company in the principal amount of $73,964 bearing interest at eight percent per annum and payable in 60 installments of $1,499 per month.

     At December 31, 1995, the balance due on a short-term loan to the Company from Mr. Hail was $81,929. During 1995, the Company combined interest payable of approximately $52,000 with the principal due under the loan and began making weekly interest and principal payments of $1,500. The loan was unsecured, due on demand and bore interest at 12 percent per annum. As of December 31, 1996, the loan had been paid in full.

     During the five months ended May 31, 1995, Roger P. Baresel provided accounting and consulting services to the Company and for such services Mr. Baresel was paid $13,500. On June 1, 1995, Mr. Baresel became an executive officer and a Director of the Company and ceased providing accounting and consulting services to the Company on an independent contractor basis.

     During the three months ended March 31, 1997, and the years ended December 31, 1996 and 1995, the Company paid Curtis H. Wilson, Sr., a Director of the Company, sales commissions of $9,728, $38,337 and $51,669, respectively.

     During 1995, the Company granted Mr. Baresel 10-year, transferrable stock options exercisable for the purchase of 125,000 and 43,750 shares of Common Stock for $2.00 and $3.60 per share, respectively. These stock options were not granted pursuant to the Company's Stock Option Plan. During 1995, Mr. Baresel transferred by gift 156,250 of such stock options to third parties, including 87,500 to his wife, Judith A. Baresel, and 12,500 to Mrs. Baresel in her capacity as guardian for the benefit of their children. All of the stock options were granted at the fair market value of the Common Stock on the date of grant and are currently exercisable.

     During 1995, the Company granted Mr. Hail 10-year, transferrable stock options exercisable for the purchase of 375,000 shares of Common Stock for $2.00 per share. These stock options were not granted pursuant to the Company's Stock Option Plan. During 1995, Mr. Hail transferred by gift 225,000 of these stock options to third parties. During 1997, the Company granted Mr. Hail 10-year nontransferable stock options exercisable for the purchase of 100,000 shares of Common Stock for $6.00 per share. All of the stock options were granted at the fair market value of the Common Stock on the date of grant and are currently exercisable.

     During 1995, the Company granted Mr. Wilson six-year stock options exercisable for the purchase of 125,000 shares of Common Stock for $3.60 per share. All of the stock options were granted at the fair market value of the Common Stock on the date of grant and are currently exercisable.

     During 1995, the Company granted R. Terren Dunlap, a Director and former executive officer of the Company, five-year stock options exercisable for the purchase of 37,500 shares of Common Stock for $2.16 per share. All of the stock options were granted at the fair market value of the Common Stock on the date of grant and are currently exercisable.

     During 1995, the Company granted United Financial Advisory Services, Inc. ("UFASI") five-year stock options exercisable for the purchase of 125,000 shares of Common Stock for $3.60 per share and 125,000 shares of Common Stock for $4.96 per share. All of the stock options were granted at or above the fair market value of the Common Stock on the date of grant and are currently exercisable. As a result of the grant of these stock options, United Financial Advisory Services, Inc. became a greater than five percent beneficial owner of the Common Stock of the Company. In addition, UFASI received cash compensation of $10,000 and $20,000 from the Company during 1995 and 1996, respectively. On May 30, 1997, pursuant to agreement between United Financial Advisory Services, Inc. and the Company, stock options exercisable for the purchase of 125,000 shares of Common Stock for $4.96 per share were surrendered to and canceled by the Company.

     During 1995, the Company granted Mr. Nance five-year stock options exercisable for the purchase of 49,125 shares of Common Stock for $2.00 per sha of 6,945 shares of Common Stock for $2.16 per share. Furthermore, during 1994, Mr. Nance was granted five-year stock options exercisable for the purchase of 5,358 shares of Common Stock for $2.80 per share. All of the stock options were granted at or above the fair market value of the Common Stock on the date of grant and are currently exercisable.

     The Board of Directors of Company believes that the terms of the transactions described above were at least as favorable as could be obtained from unaffiliated third parties. The Company has adopted policies that any loans to officers, directors and five percent or more shareholders ("affiliates") are subject to approval by a majority of the disinterested independent directors of the Company and that further transactions with affiliates will be on terms no less favorable than could be obtained from unaffiliated parties and approved by a majority of the disinterested independent directors. As of the date of this Proxy Statement, the Board of Directors is comprised of the five members of which two are independent directors.



                OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

     The Board of Directors knows of no business which will be presented for action at the Annual Meeting other than that described in the Notice of Annual Meeting of Shareholders and this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as they deem advisable in accordance with their best judgment.


                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Under the existing rules of the Securities and Exchange Commission, any shareholder of the Company may present proposals on any matter which is a proper subject for consideration by the shareholders at the 1998 Annual Meeting of Shareholders, which the Company currently anticipates will be held on or before August 30, 1998. In order to be included in the proxy statement (or disclosure statement in the event proxies are not solicited by the Board of Directors of the Company) for the 1998 Annual Meeting of Shareholders, a proposal must be received by May 1, 1998. It is suggested that a Shareholder desiring to submit a proposal do so by sending the proposal certified mail, return receipt requested, addressed to the Secretary of the Company at its principal office, 2601 Northwest Expressway, Suite 1210W, Oklahoma City, Oklahoma 73112. Detailed information for submitting proposals will be provided upon written request, addressed to the Secretary of the Company.


                             ---------------------

     Your cooperation in giving this matter your immediate attention and in returning your Proxy promptly will be appreciated.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ ROGER P. BARESEL

                                   Roger P. Baresel
                                   Corporate Secretary

July 11, 1997

     A COPY OF THE COMPANY'S ANNUAL REPORT, WHICH INCLUDES ITS FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, IS ENCLOSED HEREWITH, AND THE COMPANY'S QUARTERLY REPORTS ON FORM 10-QSB FOR THE QUARTERS ENDED MARCH 31 AND JUNE 30, 1997, EXCLUDING CERTAIN OF THE EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING ADVANTAGE MARKETING SYSTEMS, INC., 2601 NORTHWEST EXPRESSWAY, SUITE 1210W, OKLAHOMA CITY, OKLAHOMA 73112, ATTENTION: CORPORATE SECRETARY.

PROXY                                                                      PROXY
                       ADVANTAGE MARKETING SYSTEMS, INC.
                    2601 NORTHWEST EXPRESSWAY, SUITE 1210W
                         OKLAHOMA CITY, OKLAHOMA 73112

                   THIS PROXY IS SOLICITED ON BEHALF OF THE
            BOARD OF DIRECTORS OF ADVANTAGE MARKETING SYSTEMS, INC.

     The undersigned hereby appoints John W. Hail and Roger P. Baresel as Proxies, each with the power to appoint his substitute, and hereby appoints and authorizes either of them to represent and vote as designated below, all the shares of Common Stock,$.0001 par value, of Advantage Marketing Systems, Inc. (the "Company") held of record by the undersigned on June 30, 1997, at the annual meeting of shareholders to be held on Thursday, August 14, 1997, or any adjournment thereof.

     1.  To consider and act upon the re-election of Curtis H. Wilson, Sr. and
R. Terren Dunlap as a director for a term ending in 2000 and until his successor shall have been duly elected and qualified. A vote "For" will represent a vote for the nominee director.

Curtis H. Wilson, Sr.          [_] FOR          [_] AGAINST     [_] ABSTAIN

R. Terren Dunlap               [_] FOR          [_] AGAINST     [_] ABSTAIN

     2. To consider and act upon the ratification and the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 1997. A vote "For" will represent a vote for such ratification and appointment.

                               [_] FOR          [_] AGAINST     [_] ABSTAIN

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                                Please sign exactly as the name appears to left. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Date:___________________________________,1997


                                --------------------------------------------
                                                  Signature

                                --------------------------------------------
                                           Signature if held jointly

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.